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                                                                 Exhibit 10.16.1

                       EIGHTH AMENDMENT OF TRUST AGREEMENT


         THIS EIGHTH AMENDMENT executed this 31st of December, 1998, by DST Systems, Inc., as Settlor.

         WITNESSETH:

         WHEREAS, DST Systems, Inc., as Settlor, and United Missouri Bank of Kansas City, N.A., as Trustee, executed a Trust Agreement, TUA DST - Incentive Compensation, #25-368-03, on December 31, 1987, which has been amended from time to time, the most recent amendment being the Seventh Amendment of Trust Amendment dated October 20, 1995 (the Trust Agreement, as amended by such amendments, is herein referred to as the "Amended Trust Agreement");

         WHEREAS, under Section 12(a) of said Amended Trust Agreement, Settlor reserved the right as any time prior to a Control Change Date, as defined in
Section 1(f) of said Amended Trust Agreement, to amend or revoke the same, in whole or in part, which right Settlor now desires to exercise;

         WHEREAS, as of this date, no Control Change Date has occurred;

         NOW, THEREFORE, pursuant to the right reserved to Settlor under Section 12(a) thereof, Settlor does hereby further amend said Amended Trust Agreement as follows, such amendment to be effective on the date hereof:

          1. Section 1(e) shall be deleted in its entirety and a new Section 1(e) added to read as follows:

               (e) [RESERVED]

          2. Section 1(f) shall be deleted in its entirety and a new Section 1(f) added to read as follows:

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               (f) "Control Change Date" shall be the date on which a Change in
         Control of Company occurs;

         3. Section 1(i) shall be deleted in its entirety and a new Section 1(i) added to read as follows:

               (i) [RESERVED]

         4. Section 1(l) shall be deleted in its entirety and a new Section 1(l) added to read as follows:

                  (l) "Solicitation Date" shall mean the date on which a Solicitation of a Change in Control of Company occurs.

         5. The first sentence of Section 7 shall be deleted and a new first sentence added to Section 7 to read as follows:

                  Prior to a Control Change Date, Trustee shall invest the trust estate as Company prescribes, other than in securities or obligations of Company.

         6. Section 12(b)(2) shall be deleted in its entirety and a new Section 12(b)(2) added to read as follows:

                  (2) If there has been a Change in Control of Company, the date on which no Beneficiary is entitled to any Benefits pursuant to the Incentive Compensation Determination;

         7. Section 12(b)(4) shall be deleted in its entirety and a new Section 12(b)(4) added to read as follows:

                  (4) December 31, 2001, if there has been neither a Control Change Date nor a Solicitation Date;

         IN WITNESS WHEREOF, the Settlor, DST Systems, Inc., has hereunto caused this Eighth Amendment of Trust Agreement to be executed the day and year first above written.

                                          DST SYSTEMS, INC.

                                          By: /s/ Thomas A. McDonnell
                                              -----------------------------

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                           ACKNOWLEDGMENT OF AMENDMENT

         UMB Bank, N.A., does hereby acknowledge that it is the duly qualified and acting Trustee under the aforesaid Amended Trust Agreement, that it has received the foregoing executed by DST Systems, Inc., as Settlor, and that it does hereby acknowledge amendment of said Amended Trust Agreement.

         IN WITNESS WHEREOF, the Trustee, UMB Bank, N.A., has caused these presents to be executed as of the day and year first above written.



                                                       UMB BANK N.A.


                                                       By: /s/Mark P. Herman
                                                          ---------------------


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